                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                                CPB INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                      [LOGO]

                                    CPB INC.
                             220 South King Street
                             Honolulu, Hawaii 96813
                                 (808) 544-0500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 21, 1998

TO THE SHAREHOLDERS OF CPB INC.:

    NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of CPB Inc. (the "Company") will be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 21, 1998, at 10:00 a.m., Hawaii time, for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement.

2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.

3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

    Only those shareholders of record at the close of business on February 27, 1998 shall be entitled to notice of and to vote at the Meeting.

    SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

                                          By order of the Board of Directors,

                                                  [SIGNED]

                                          AUSTIN Y. IMAMURA

                                          Vice President and Secretary

Dated: March 25, 1998

                                    CPB INC.
                             220 South King Street
                             Honolulu, Hawaii 96813
                                 (808) 544-0500

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 21, 1998
                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies ("Proxies") by the Board of Directors of CPB Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 21, 1998, at 10:00 a.m., Hawaii time, and at any and all adjournments thereof. This Proxy Statement and accompanying Notice will be mailed to shareholders on or about March 25, 1998.

MATTERS TO BE CONSIDERED

    The matters to be considered and voted upon at the Meeting will be:

1. ELECTION OF DIRECTORS. To elect three persons to the Board of Directors for a term of three years and to serve until their successors are elected and qualified.

2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.

3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

VOTING AND REVOCABILITY OF PROXIES

    A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote in person thereat. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. If no instructions are specified with respect to matters to be acted upon, the shares represented by the Proxy will be voted "FOR" the election of all nominees as directors, and "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1998. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If any other matters are presented properly at the Meeting, however, the Proxy will be voted by the Proxy Holders in accordance with the recommendations of the Board of Directors.

    If you hold your shares of common stock, no par value ("Common Stock"), in "street name" and you fail to instruct your broker or nominee as to how to vote your Common Stock, your broker or nominee may, in its discretion, vote your Common Stock "FOR" the election of the Board of Directors' nominees and "FOR" the proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.

COSTS OF SOLICITATION OF PROXIES

    This solicitation of Proxies is made on behalf of the Board of Directors of the Company (the "Board") and the Company will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in this solicitation of Proxies also will be borne by the Company. It is contemplated that Proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank (the "Bank"), may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. The Company does not intend to utilize the services of other individuals or entities not employed by or affiliated with the Company in connection with the solicitation of Proxies.

OUTSTANDING SECURITIES AND VOTING RIGHTS

    The close of business on February 27, 1998 has been fixed as the record date ("Record Date") for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. There were 10,585,184 shares of Common Stock issued and outstanding on the Record Date.

    Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively, provided that not less than forty-eight hours prior to the time fixed for the Meeting, a written request for such cumulative vote has been delivered to the Secretary of the Company. If a shareholder has given such request, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares of Common Stock owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. Nominees receiving the highest number of votes on the foregoing basis up to the total number of directors to be elected will be elected directors. Accordingly, abstentions from voting or votes withheld from the election of directors will have no effect in an uncontested election. Discretionary authority to cumulate is hereby solicited by the Board of Directors and return of the Proxy shall grant such authority.

    The proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants requires the affirmative vote of shareholders holding not less than a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting. Accordingly, an abstention from voting on the proposal to ratify the appointment of KPMG Peat Marwick LLP will have the effect of a vote "AGAINST" the proposal.

PRINCIPAL SHAREHOLDERS

    As of February 27, 1998, the following entities were the only entities known to management of the Company to beneficially own more than five percent of the Company's outstanding Common Stock.

                                                                   AMOUNT AND NATURE
  TITLE OF                     NAME AND ADDRESS                      OF BENEFICIAL     PERCENT OF
    CLASS                     OF BENEFICIAL OWNER                      OWNERSHIP          CLASS
-------------  -------------------------------------------------  -------------------  -----------
      Common   The Sumitomo Bank, Limited                                1,423,500(1)       13.73%(2)
               6-5 Kitahama 4-Chome
               Chuo-Ku
               Osaka, Japan
      Common   The Committee of the Central Pacific Bank                 1,062,091(3)       10.03%
               Employee Stock Ownership Plan
               220 South King Street
               Honolulu, Hawaii 96813

------------------------------

(1) Includes 34,148 additional shares which may be issued pursuant to the exercise of warrants granted pursuant to a Share Purchase Agreement between the Company and The Sumitomo Bank, Limited ("Sumitomo") and based upon the exercise of stock options by participants of the 1986 Stock Option Plan. See "ELECTION OF DIRECTORS--Certain Transactions."

(2) This percentage is computed as if the 34,148 shares described in footnote 1 were outstanding. However, the 34,148 shares are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person.

(3) Under the terms of the Employee Stock Ownership Plan of Central Pacific Bank ("ESOP"), shares of the Common Stock of the Company are held in trust by Central Pacific Bank, the trustee under the ESOP Trust ("Trustee"), for the exclusive benefit of the participants. The Trustee is the recordholder of the Common Stock held by the ESOP; however, the Committee of the ESOP (the "ESOP Committee"), which consists of five members, gives the Trustee investment instructions with respect to all of the ESOP assets and voting instructions with respect to those shares held by the ESOP for which the voting rights have not passed through to participants. At February 27, 1998, all of the shares of Common Stock held by the ESOP had been allocated to the accounts of participants. Although the members of the ESOP Committee share among themselves as committee members dispositive power, subject to the terms of the ESOP, over all of the shares held by the ESOP and, therefore, pursuant to the applicable regulations promulgated pursuant to the Securities and Exchange Act of 1934, as amended, are technically the beneficial owners of such shares, the actual beneficial owners are the employees who participate in the ESOP. The members of the ESOP Committee, therefore, disclaim beneficial ownership of such shares held in trust which are otherwise attributable to them by virtue of serving on such ESOP Committee.

                             ELECTION OF DIRECTORS

    Under the Company's Restated Articles of Incorporation and Bylaws, which provide for a "classified" Board, three directors (out of a present total of nine) are to be elected at the Meeting to serve three-year terms expiring at the Year 2001 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The Company's Bylaws currently provide for nine directors, three each serving as Class I, Class II and Class III directors. Nominees for the election at the Meeting will serve as Class I directors.

    There are no family relationships among directors or executive officers of the Company, and, except as set forth below, as of the date hereof, no directorships are held by any director with a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Mr. Stanley W. Hong, a director of the Company, serves as director of the following companies: Capital Investment of Hawaii, Inc., First Insurance Company of Hawaii, Ltd., Hawaiian Tax Free Trust; Pacific Capital Funds, Kerr Pacific Corporation and Lanihau Management Corporation.

    All nominees have indicated their willingness to serve and unless otherwise instructed, Proxies will be voted for all of the nominees. However, in the event that any of them should be unable to serve, the Proxy Holders named on the enclosed Proxy Card will vote in their discretion for such persons as the Board of Directors may recommend. Dr. Dennis I. Hirota and Messrs. Shunichi Okuyama and Joichi Saito, who are currently serving as Class I directors, are nominees.

    The following table sets forth certain information, as of February 27, 1998, with respect to each of the directors, nominees and Named Executives (as defined below), as well as all continuing directors and executive officers, as a group:

                                                        FIRST YEAR
                                                        ELECTED OR     COMMON STOCK BENEFICIALLY OWNED
                                                       APPOINTED AS
                           PRINCIPAL                    OFFICER OR         ON FEBRUARY 27, 1998(2)
                           OCCUPATION                  DIRECTOR OF    ---------------------------------
                          FOR THE PAST                     THE                     PERCENT OF    TERM
NAME                       FIVE YEARS            AGE    COMPANY(1)     NUMBER       CLASS(3)    EXPIRES
-----------------------------------------------  ---   ------------   --------     ----------   -------
DEVENS, Paul     Vice Chairman of the Board of   66        1980         4,442 (4)        *       2000
(Class III       Company; Attorney at Law; Of
Director)        Counsel (1994-present),
                 Partner (1975-1994), Devens,
                 Lo, Nakano, Saito, Lee & Wong

GUILD,           Retired, former Managing        63        1980         2,112            *       1999
Alice F. (Class  Director, Iolani Palace
II Director)     (1986-1991)

HIROTA, Dennis   President, Sam O. Hirota, Inc.  57        1980         5,200 (6)        *       1998
I., Ph.D. (Class -Engineering and Surveying
I Director,      (1986-present); Registered
Nominee)         Professional Engineer and
                 Licensed Professional Land
                 Surveyor(5)

                                                        FIRST YEAR
                                                        ELECTED OR     COMMON STOCK BENEFICIALLY OWNED
                                                       APPOINTED AS
                           PRINCIPAL                    OFFICER OR         ON FEBRUARY 27, 1998(2)
                           OCCUPATION                  DIRECTOR OF    ---------------------------------
                          FOR THE PAST                     THE                     PERCENT OF    TERM
NAME                       FIVE YEARS            AGE    COMPANY(1)     NUMBER       CLASS(3)    EXPIRES
-----------------------------------------------  ---   ------------   --------     ----------   -------
HONG, Stanley W. President and Chief Executive   61        1993           400 (7)        *       2000
(Class III       Officer, The Chamber of
Director)        Commerce of Hawaii
                 (1996-present); Consultant to
                 HRT, Ltd. (1994-1996); Senior
                 Vice President - McCormack
                 Properties, Ltd. (1993-1994);
                 President and Chief Executive
                 Officer, Hawaii Visitors
                 Bureau (1984-1993); Attorney
                 at Law

NAGAMINE, Daniel President, Flamingo             56        1983        10,260 (8)        *       1999
M. (Class II     Enterprises, Inc.
Director)        (1985-present); General
                 Partner, Flamingo Downtown, a
                 limited partnership
                 (1981-present); Certified
                 Public Accountant

OKUYAMA, Shunichi Managing Director,             54        1997            -- (9)        *       1998
(Class I         International Banking Group,
Director,        The Sumitomo Bank, Limited
Nominee)         (1997-present); Managing
                 Director, Europe, Middle East
                 and Africa Region, The
                 Sumitomo Bank, Limited
                 (1996-1997); Director and
                 General Manager, London
                 Branch, The Sumitomo Bank,
                 Limited (1993-1996)

SAITO, Joichi    Chairman of the Board and       62        1989        36,642 (11)       *       1998
(Class I         Chief Executive Officer of
Director,        Company (1996-present);
Nominee)         President of Company
                 (1992-1995); Chairman of the
                 Board and Chief Executive
                 Officer of Bank
                 (1996-present); President and
                 Chief Operating Officer of
                 Bank (1989-1995)(5)(10)

SATOH, Yoshiharu Retired; Chairman of the Board  69        1975        60,450 (13)       *       2000
(Class III       and Chief Executive Officer of
Director)        Company (1992-1995); Chairman
                 of the Board and Chief
                 Executive Officer of Bank
                 (1988-1995)(5)(12)

                                                        FIRST YEAR
                                                        ELECTED OR     COMMON STOCK BENEFICIALLY OWNED
                                                       APPOINTED AS
                           PRINCIPAL                    OFFICER OR         ON FEBRUARY 27, 1998(2)
                           OCCUPATION                  DIRECTOR OF    ---------------------------------
                          FOR THE PAST                     THE                     PERCENT OF    TERM
NAME                       FIVE YEARS            AGE    COMPANY(1)     NUMBER       CLASS(3)    EXPIRES
-----------------------------------------------  ---   ------------   --------     ----------   -------
SHIBUYA, Naoaki  President of Company            56        1995         9,522 (15)       *       1999
(Class II        (1996-present); Executive Vice
Director)        President of Company
                 (1993-1995); President and
                 Chief Operating Officer of
                 Bank (1996-present); Executive
                 Vice President of Bank
                 (1993-1995); Executive Vice
                 President, The Sumitomo Bank
                 of California
                 (1989-1993)(5)(14)

IMAMURA, Austin  Vice President and Secretary    51        1991        12,502 (16)       *        N/A
Y.               of Company (1991-present);
                 Executive Vice President and
                 Secretary of Bank
                 (1991-present)

KANDA,           Vice President and Treasurer    49        1991        18,032 (17)       *        N/A
Neal K.          of Company (1991-present);
                 Executive Vice President of
                 Bank (1996-present); Executive
                 Vice President and Controller
                 of Bank (1993-1996); Senior
                 Vice President and Controller
                 of Bank (1990-1993)

All Directors and                                                     159,562 (18)    1.49%
Executive
Officers, as
a Group
(11 persons)

------------------------------

*   Less than 1%.

 (1) All directors of the Company are also directors of the Bank. Dates prior to the formation of the Company in 1982 indicate the year first appointed director of the Bank. Dr. Hirota, Mrs. Guild and Messrs. Devens, Nagamine and Satoh commenced service as directors of the Company on February 1, 1982, the date of formation of the Company. Dr. Hirota, Mrs. Guild and Mr. Nagamine served as directors of the Company until April 23, 1985 when the Company's shareholders adopted a classified Board and reduced the number of directors to nine. However, Dr. Hirota, Mrs. Guild and Mr. Nagamine continued to serve on the Bank's Board until they were reelected to the Company's Board in 1986, 1990, and 1990, respectively. Mr. Hong has been a director of the Bank since 1985. Mr. Saito has been a director of the Bank since 1988. Mr. Shibuya has been a director of the Bank since 1994.

 (2) Except as otherwise noted below, each person has sole voting and investment powers with respect to the shares listed.

 (3) In computing the percentage of shares beneficially owned, the number of shares which the person (or group) has a right to acquire within 60 days after February 27, 1998 are deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

 (4) Includes 2 shares held of record by Devens, Lo, Nakano, Saito, Lee & Wong, a partnership for which Mr. Devens is of counsel.

 (5) Messrs. Saito, Satoh and Shibuya, and Dr. Hirota are also directors of CPB Properties, Inc., a wholly-owned subsidiary of the Bank.

 (6) Includes 1,760 shares for which Dr. Hirota has shared voting and investment powers with his wife, Kathryn Hirota.

 (7) Includes 400 shares for which Mr. Hong has shared voting and investment powers with his wife, Karen Ho Hong.

 (8) Includes 10,260 shares for which Mr. Nagamine has shared voting and investment powers with his wife, Maxine Nagamine.

 (9) Does not include 1,423,500 shares held of record by Sumitomo, of which Mr. Okuyama is a Managing Director, or 34,148 shares which Sumitomo has the right to acquire by the exercise of warrants. With respect to shares described in the preceding sentence, Mr. Okuyama disclaims any beneficial ownership.

(10) Mr. Saito was formerly an officer of Sumitomo, from which he is now retired.

(11) Includes 7,000 shares for which Mr. Saito has shared voting and investment powers with his wife, Yoko Saito, 15,360 shares which Mr. Saito has the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 14,282 shares allocated to Mr. Saito's account under the Bank's ESOP.

(12) Mr. Satoh was formerly an officer of Sumitomo, from which he is now retired.

(13) Includes 46,642 shares held in the name of Yoshiharu Satoh Revocable Living Trust, Yoshiharu Satoh Trustee, and 13,808 shares held in the name of Ikuko Satoh Revocable Living Trust, Ikuko Satoh Trustee, for which Mr. Satoh has shared voting and investment powers with his wife, Ikuko Satoh.

(14) Mr. Shibuya is on indefinite leave of absence from Sumitomo.

(15) Includes 400 shares for which Mr. Shibuya has shared voting and investment powers with his wife, Tsuneko Shibuya, 7,600 shares which Mr. Shibuya has the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 1,522 shares allocated to Mr. Shibuya's account under the Bank's ESOP.

(16) Includes 12,502 shares allocated to Mr. Imamura's account under the Bank's ESOP.

(17) Includes 12,600 shares which Mr. Kanda has the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 5,032 shares allocated to Mr. Kanda's account under the Bank's ESOP.

(18) Includes 33,630 shares for which certain directors and officers have shared voting and investment powers, 69,708 shares which members of the group have the right to acquire by the exercise of stock options vested pursuant to the Company's 1986 Stock Option Plan and 33,338 shares allocated to the accounts of executive officers under the Bank's ESOP.

THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Company has various standing committees, including an Executive Committee, a Nominating Committee, an Audit Committee and a Compensation & 1997 Stock Option Plan Committee (the "Compensation Committee").

    The Executive Committee, which held one meeting during 1997, is chaired by Mr. Devens, and Messrs. Saito and Satoh, and Dr. Hirota are members. The purpose of the Executive Committee is, among other things, to manage the business affairs of the Company while not in conflict with specific directives that may be given by the Board of Directors.

    The Nominating Committee held one meeting during 1997. The committee is chaired by Mr. Satoh, and Mrs. Guild, Dr. Hirota and Mr. Saito are members. It is responsible for recommending nominees for directors of the Company. It will consider nominees for election at the 1999 Annual Meeting of Shareholders recommended by shareholders if such recommendations are received in writing prior to December 15, 1998. Shareholder recommendations should be addressed to the Company's Secretary, P.O. Box 3590, Honolulu, Hawaii 96811.

    The Audit Committee held one meeting during 1997. The committee is chaired by Mrs. Guild, and Messrs. Devens and Nagamine, and Dr. Hirota are members. The primary functions of the Audit Committee are to review various financial and audit reports and to make recommendations concerning the appointment of independent accountants.

    The Compensation Committee held two meetings during 1997. The committee is chaired by Mr. Hong, and Messrs. Devens and Nagamine, and Dr. Hirota are members. The committee's primary functions include determining individuals to whom options will be granted and their terms, approving recommendations related to employee compensation and benefit programs, and determining the Chief Executive Officer's compensation.

    During the fiscal year ended December 31, 1997, the Board of Directors of the Company held a total of seven meetings. All of the persons who were directors of the Company during 1997 attended at least 75% of the aggregate of
(1) the total number of such Board meetings and (2) the total number of meetings held by all committees of the Board on which they served during the year, except for Mr. Okuyama.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BOARD OF DIRECTORS'
                                   NOMINEES.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    EXECUTIVE COMPENSATION

    SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the three other executive officers of the Company (determined as of the end of the last fiscal year) whose annual salary and bonus exceeded $100,000 in 1997 (the "Named Executives") for each of the fiscal years ended December 31, 1997, 1996 and 1995:

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                                                            ---------------
                                                                              SECURITIES
                                                                              UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                           YEAR       SALARY       OPTIONS(#)      COMPENSATION
--------------------------------------------------  ---------  -----------  ---------------  --------------
Joichi Saito                                             1997  $   310,000        --           $   20,020(1)
  Chairman of the Board and                              1996      292,336        --               19,213(2)
  Chief Executive Officer                                1995      244,992        --               19,273(3)

Naoaki Shibuya                                           1997      210,000        --               23,317(4)
  President                                              1996      196,667        --               19,535(5)
                                                         1995      160,000        19,000           18,648(6)

Austin Y. Imamura                                        1997      176,667        --               22,069(7)
  Vice President and                                     1996      163,333        --               18,267(8)
  Secretary                                              1995      150,000        --               18,447(9)

Neal K. Kanda                                            1997      144,000        --               19,976(10)
  Vice President and                                     1996      125,333        --               16,100(11)
  Treasurer                                              1995      112,000        --               13,761(12)

------------------------------

 (1) Includes contributions to the Bank's Cash or Deferred Arrangement ("CODA")/Profit Sharing Plan, the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Saito of $7,507, $11,146 and $1,367, respectively.

 (2) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Saito of $7,262, $10,691 and $1,260, respectively.

 (3) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Saito of $7,294, $10,879 and $1,100, respectively.

 (4) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Shibuya of $7,507, $11,146, $464 and $4,200, respectively.

 (5) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Shibuya of $7,262, $10,691, $540 and $1,042, respectively.

 (6) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Shibuya of $7,294, $10,879 and $475, respectively.

 (7) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Imamura of $7,507, $11,146, $437 and $2,979, respectively.

 (8) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Imamura of $7,262, $10,691 and $314, respectively.

 (9) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Imamura of $7,294, $10,879 and $274, respectively.

(10) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $6,756, $10,032, $308 and $2,880, respectively.

(11) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP, the Bank's Split Dollar Life Insurance Plan and the Bank's 401(k) Plan for the account of Mr. Kanda of $6,068, $8,933, $219 and $880, respectively.

(12) Includes contributions to the Bank's CODA/Profit Sharing Plan, the Bank's ESOP and the Bank's Split Dollar Life Insurance Plan for the account of Mr. Kanda of $5,467, $8,131 and $163, respectively.

    OPTION GRANTS

    No options or stock appreciation rights were granted during 1997 to the Named Executives.

    OPTION EXERCISES AND HOLDINGS

    The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1997 and unexercised options held by the Named Executives as of December 31, 1997:

                     AGGREGATED OPTION(1) EXERCISES IN 1997
                           AND YEAR-END OPTION VALUES

                                                                                     VALUE OF UNEXERCISED IN-THE-
                                                          NUMBER OF UNEXERCISED          MONEY OPTIONS (2) AT
                              SHARED                       OPTIONS AT 12/31/97                 12/31/97
                            ACQUIRED ON      VALUE     ----------------------------  ----------------------------
NAME                        EXERCISE(#)   REALIZED($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  -------------  -----------  ------------  --------------  ------------  --------------
SAITO, Joichi                    4,000     $  40,360        15,360         --         $  205,824         --
SHIBUYA, Naoaki                 --               N/A         7,600         11,400         57,152     $   85,728
IMAMURA, Austin Y.              --               N/A        --             --             --             --
KANDA, Neal K.                  --               N/A        12,600         --             98,658         --

------------------------------

(1) The Company has no compensation plans pursuant to which stock appreciation rights may be granted.

(2) The value of unexercised "in-the-money" options is the difference between the market price of the Common Stock on December 31, 1997 ($20.56 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

    DEFINED BENEFIT PENSION PLAN

    The table below shows estimated annual retirement benefits at age 65 for various levels of executive compensation and service under the Bank's Defined Benefit Pension Plan.

                               PENSION PLAN TABLE

                                                          YEARS OF SERVICE
        ANNUALIZED FINAL           ---------------------------------------------------------------
      AVERAGE COMPENSATION          15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
---------------------------------  -----------  -----------  -----------  -----------  -----------
             $50,000               $     5,625  $     7,500  $     9,375  $    11,250  $    13,125
             100,000                    11,250       15,000       18,750       22,500       26,250
             150,000                    16,875       22,500       28,125       33,750       39,370
             200,000                    22,500       30,000       37,500       45,000       52,500
             250,000                    28,125       37,500       46,875       56,250       65,625
             300,000                    33,750       45,000       56,250       67,500       78,750
             350,000                    39,375       52,500       65,625       78,750       91,875
             400,000                    45,000       60,000       75,000       90,000      105,000
             450,000                    50,625       67,500       84,375      101,250      118,125
             500,000                    50,250       75,000       93,750      112,500      131,250

    Under the Defined Benefit Pension Plan, benefits are based upon the employee's years of service and highest average annual salary in a 60-consecutive-month period of service, excluding the period between June 30, 1986 and January 1, 1991, when the Defined Benefit Pension Plan was curtailed. Benefits based on the highest average annual salary in a 60-consecutive-month period of service in excess of the qualified plans maximum compensation limit of $150,000 for 1997 would be payable to eligible employees pursuant to the Supplemental Executive Retirement Plan. The credited years of service as of December 31, 1997 for Messrs. Saito, Shibuya, Imamura and Kanda are 10, 4, 11, and 7, respectively.

    COMPENSATION OF DIRECTORS

    The Company and the Bank each has a policy of paying fees to directors for their attendance at board meetings and committee meetings. The Company and the Bank pay $800 per board meeting to all directors and $600 per board committee meeting to non-employee directors. In addition, the Company pays $4,000 annually to each non-employee director, and the Bank pays $10,000 annually to each non-employee director. CPB Properties, Inc. pays $600 per board meeting to its directors.

    Non-employee directors of the Company and the Bank are eligible to participate in the Company's 1997 Stock Option Plan (the "1997 Plan"). During 1997, non-employee directors received grants of stock options to purchase, in the aggregate, 147,000 shares of Common Stock at an exercise price of $17.875 per share. Options vest at a rate of 1,500 shares per year until the earlier of the director's retirement at age 70 or 10 years from the date of the grant.

    REPORT OF THE COMPENSATION COMMITTEE TO SHAREHOLDERS

    The Compensation Committee reviews and recommends to the Board of Directors the terms of employment agreements and compensation plans for executives, reviews and adopts (subject to ratification by the entire Board of Directors) the terms of the Company's stock option plans and other performance-based compensation plans for employees of the Company, determines eligibility to participate in and grants of awards to employees under the Company's stock option plans and performance-based compensation plans and otherwise performs functions related to the administration of the Company's stock option plans and performance-based compensation plans. The Compensation Committee is chaired by Mr. Hong, and Messrs. Devens and Nagamine, and Dr. Hirota are members. Each member of the Compensation Committee is a non-employee director of the Company and/or the Bank.

    Set forth below is a report of the Compensation Committee addressing the Company's compensation policies for 1997 applicable to the Company's executives, including the Named Executives.

    THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Company's compensation programs reflect the philosophy that executive compensation levels should be linked to Company performance, yet be competitive and consistent with that provided to others holding positions of similar responsibility in the banking and financial services industry. The Company's compensation plans are designed to assist the Company in attracting and retaining qualified employees critical to the Company's long-term success, while enhancing employees' incentives to perform to their fullest abilities to increase profitability and maximize shareholder value. With the exception of the 1997 Annual Executive Incentive Plan (the "Annual Incentive Plan") and the Supplemental Executive Retirement Plan (the "SERP"), the Company's compensation plans are generally available to all employees, subject to certain hours and years of service requirements. In addition, the Board of Directors has the authority to grant discretionary awards to individual employees where it deems appropriate.

    SALARY COMPENSATION

    The Company pays cash salaries to its executive officers which are competitive with salaries paid to executives of other companies in the banking and financial services industry based upon the individual's experience, performance and responsibilities and past and potential contribution to the Company. In determining the market rate, the Company obtains information regarding executive salary levels for other companies in the banking and financial services industry, especially among the larger Hawaii banks. The relative asset size and profitability levels of these institutions are also considered. On April 22, 1997, the Company's Board of Directors approved the compensation for all executive officers for the ensuing year, effective May 1, 1997.

    In recommending the increase in compensation for the Company's Chief Executive Officer, the Compensation Committee considered salary level relative to competitors, the Company's financial performance relative to the previous year, and the relative increases in salaries received by other officers of the Company. Each of these factors was weighted relatively equally. Although the overall level of nonperforming assets, past due loans and charge-offs increased during 1996, the Company's 1996 net income increased by 2.0% over 1995. Return on average assets was 1.04% in 1996, compared with 1.00% in 1995. Furthermore, total assets increased by 2.3% in 1996, compared with a 0.7% decrease in 1995. In assessing the Company's performance, the Compensation Committee also took into account economic conditions in Hawaii. In addition, the other Named Executives also received salary increases.

    INCENTIVE COMPENSATION

    During 1997, the Bank had three programs whereby compensation for the Named Executives was directly linked to the Company's performance: the Profit Sharing Plan, the ESOP and the Annual Incentive Plan.

    PROFIT SHARING PLAN AND ESOP. The Bank makes annual contributions (the "Plan Contribution") to the Profit Sharing Plan and ESOP (collectively, the "Plans") as determined by the Bank's Board of Directors depending on the profitability of the Bank during the year, subject to certain limitations on contributions under the Internal Revenue Code and the Plans.

    The assets of the Plans are held in trust for the exclusive benefit of the participants. Employees with not less than one year of service with the Bank are eligible to participate in the Plans. The portion of the Plan Contribution contributed to each Plan is allocated among the participating employees, including the Named Executives, in the proportion which each participant's compensation for the fiscal year bears to the total compensation for all participating employees for such year. Benefits vest at a rate of 20% per year and participants receive a distribution of vested amounts allocated to their accounts only upon retirement or termination of employment with the Bank.

    The Bank's Board of Directors makes its determination of the amount of the Plan Contribution based upon management's recommendation at the end of the fiscal year. For 1997, the Plan Contribution equaled 10% of the pre-tax income of the Bank and CPB Properties, Inc. (excluding the effect of the Plan Contribution expense), less the amount of cash dividends paid by the Bank during the fiscal year. The Plan Contribution is allocated between the Profit Sharing Plan and the ESOP by the Bank's Board of Directors in its discretion based upon management's recommendation. In determining the allocation of the Plan Contribution, the Bank's Board of Directors considers the countervailing concerns of investment diversification through the Profit Sharing Plan and employee Common Stock ownership through the ESOP. In 1994, the Bank's Board of Directors approved the Cash or Deferred Arrangement ("CODA") program which allows each employee who is a participant in the Profit Sharing Plan to elect to receive one-half of the current year's profit sharing contribution in cash with the other half being allocated to such employee's account under the Profit Sharing Plan. Elections not made would be deferred into that employee's 401(k) Plan account. For 1997, approximately 40% of the Plan Contribution was allocated to the Profit Sharing Plan and 60% to the ESOP. In 1997, the Bank contributed $855,000 to the CODA and Profit Sharing Plan and $1,283,000 to the ESOP, which equaled 4% and 11%, respectively, of total compensation paid to all participating employees for the year.

    ANNUAL INCENTIVE PLAN. The Annual Incentive Plan was adopted by the Bank's Board of Directors for the 1996 fiscal year. Full-time employees of the Company or its subsidiaries who have been granted the title of senior vice president or above prior to October 1, 1996, were eligible to participate in the Annual

Incentive Plan. In addition, a participant must receive a performance appraisal rating of "accomplished" or above during the calendar year to be considered eligible for an award. During 1996, eleven executives, including each of the Named Executives, were eligible to participate in the Annual Incentive Plan.

    Subject to review by the Bank's Board of Directors, participants were eligible to receive a cash bonus under the Annual Incentive Plan, provided certain corporate objectives for financial performance, as measured by return on equity, growth in average assets and the ratio of the Company's return on average assets to that of Hawaii bank holding companies, were met. Based on the corporate objectives set for 1996, participants were eligible to receive cash bonuses payable in 1997. However, assessment of the Company's 1996 financial performance resulted in management's recommendation to the Bank's Board of Directors that cash bonuses for the Named Executives would not be warranted. Accordingly, no cash bonuses were paid to the Named Executives in 1997.

    STOCK-BASED COMPENSATION

    The Company also believes that stock ownership by employees, including the Named Executives, provides valuable long-term incentives for such persons who will benefit as the Common Stock price increases and that stock-based performance compensation arrangements are beneficial in aligning employees' and shareholders' interests. To facilitate these objectives, the Company adopted the 1997 Plan.

    1997 PLAN. The 1997 Plan was adopted in 1997 to replace the 1986 Stock Option Plan which expired on November 7, 1996. The 1997 Plan is administered by the Compensation Committee. The 1997 Plan provides for stock options to be granted to key employees, generally at a level of vice president and above, including the Named Executives, and to non-employee directors of the Company and the Bank. However, no stock options were granted to the Named Executives during 1997.

    OTHER COMPENSATION

    The Company's executives are eligible to participate in the Bank's Defined Benefit Pension Plan (the "Pension Plan"), the SERP and the Split Dollar Life Insurance Plan (the "Insurance Plan"). The Pension Plan is a qualified defined benefit plan which provides for monthly annuity payments upon retirement. Benefits are based upon the employee's years of service and highest average annualized compensation in a 60-consecutive-month period of employment. In 1995, the maximum annual compensation allowable for determining benefits payable under the Pension Plan was reduced to $150,000, which had the effect of reducing the benefits payable under the Pension Plan to the Company's executive officers whose annualized compensation was likely to exceed $150,000. See "ELECTION OF DIRECTORS-- Compensation of Directors and Executive Officers-- Executive Compensation--Defined Benefit Pension Plan."

    The SERP was adopted by the Board of Directors effective January 1, 1995 as a means of supplementing the benefits provided under the Pension Plan in light of the recently imposed salary limitations. Under the Insurance Plan, the Bank provides life insurance coverage for certain senior officers, including the Named Executives. The Split Dollar Agreements provide death benefits of approximately two times the officers' normal annual salary during employment and an amount approximating the officers' final normal annual salary upon retirement.

    The Named Executives also participate in the Company's broad-based employee benefit plans, such as the 401(k) Plan, medical, supplemental disability and term life insurance.

Dated: March 25, 1998                                 THE COMPENSATION COMMITTEE
                                                    PAUL DEVENS
                                                    DENNIS I. HIROTA, Ph.D.
                                                    STANLEY W. HONG
                                                    DANIEL M. NAGAMINE

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Some of the directors and executive officers of the Company and the Bank and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 1997, and the Bank expects to conduct similar banking transactions in the future. All such loans and commitments were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and in the opinion of management of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.

    Paul Devens, a director of the Company and a member of the Bank's Compensation Committee, is of counsel to the law firm of Devens, Lo, Nakano, Saito, Lee & Wong. The Company and the Bank retained the legal services of Mr. Devens' law firm during 1997. Management is of the opinion that the fees paid to Mr. Devens' law firm are comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with the Company or the Bank. It is anticipated that Mr. Devens' law firm will perform certain legal services for the Company and the Bank during 1998.

    PERFORMANCE GRAPH

    The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the Nasdaq market index and (ii) the cumulative total return of banks and bank holding companies listed on Nasdaq over the period from December 31, 1992 through December 31, 1997. The graph assumes an initial investment of $100 at the end of 1992 and reinvestment of dividends during the ensuing five-year period. The graph is not necessarily indicative of future price performance.

    THE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
 AMONG NASDAQ U.S. COMPANIES, NASDAQ BANKS/BANK HOLDING COMPANIES, AND CPB INC.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             NASDAQ-U.S.      NASDAQ-BANKS      CPB INC.
1992                  $100               $100        $100
1993                   116                146          97
1994                   134                166         102
1995                   131                165         130
1996                   185                246         124
1997                   227                325         176

    CERTAIN TRANSACTIONS

    On June 21, 1991, the ESOP Committee filed a Notice of Change in Bank Control ("Notice") with the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") pursuant to 12 U.S.C. Section 1817(j) to permit the acquisition (the "Acquisition") on behalf of the ESOP of 125,000 shares of Common Stock, which at that time would have resulted in the ESOP Committee beneficially owning more than 10% of the outstanding voting securities of the Company. The Federal Reserve Board notified the ESOP Committee on August 30, 1991 that it would not disapprove the Acquisition, and on May 18, 1992, the Trustee on behalf of the ESOP consummated the Acquisition. The ESOP Committee owned beneficially 1,062,091 shares of Common Stock or 10.03% of the total outstanding Common Stock, as of February 27, 1998. Pursuant to applicable regulations of the Federal Reserve Board, the Committee may acquire up to 25% of the outstanding voting stock of the Company on behalf of the ESOP without additional notification to the Federal Reserve Board.

    On December 16, 1986, the shareholders of the Company ratified an agreement ("Share Purchase Agreement") dated November 20, 1986 between the Company and Sumitomo (see "PRINCIPAL SHAREHOLDERS"), which provides that the Company will not issue or reissue shares of any class of the Company's authorized capital stock, or issue any obligations or securities convertible into shares of capital stock of the Company without first giving written notice to Sumitomo describing the securities to be sold and offering Sumitomo the opportunity to purchase an amount of securities which will allow it to maintain its 13.734% level of ownership of the Company's capital stock. Pursuant to the Share Purchase Agreement, warrants are issued giving Sumitomo the right to purchase from the Company shares of Common Stock upon the exercise of stock options at a price equal to the fair market value of the Common Stock at the time Sumitomo exercises the warrant, contingent upon the exercise of stock options held by optionees and subject to the approval of the Federal Reserve Board. At December 31, 1997, Sumitomo held exercisable warrants for 34,148 shares and warrants for 40,533 shares which will become exercisable, all of which will expire on or before June 14, 2006.

    CKSS Associates (the "Partnership"), a limited partnership in which CPB Properties, Inc., a wholly-owned subsidiary of the Bank, is a general partner and 50% owner, entered into loan agreements with Sumitomo and the Bank for the development of office building complexes in Honolulu known as Central Pacific Plaza, part of which serves as the Company's headquarters, and Kaimuki Plaza, in which one of the Bank's branches is located. At December 31, 1997, notes payable by the Partnership totaling $9,301,000 to Sumitomo and due on June 18, 2001, were secured by a mortgage on Central Pacific Plaza. A note payable of $10,700,000 to the Bank, due on August 10, 2001, is secured by a mortgage on the leasehold interest in the Kaimuki Plaza. As part of the development of the Kaimuki Plaza, the Partnership entered into a lease agreement with CPB Properties, Inc., which owns the land, effective from January 1, 1993 to December 31, 2047. The Partnership also has a $200,000 note payable to the Bank, due on April 10, 2001, which is secured by second mortgages on the Central Pacific Plaza and Kaimuki Plaza properties. All loans are priced at 0.75% above the London Interbank Offered Rate. The weighted average rate on these notes was 6.947% at December 31, 1997. Management of the Company believes that the terms of such loans are as favorable as could be negotiated with unaffiliated third parties.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    KPMG Peat Marwick LLP has audited the Company's consolidated financial statements since the Company's inception in 1982 and has been the independent accountants for the Bank since 1975. Accordingly, the Board of Directors has appointed KPMG Peat Marwick LLP as the Company's independent accountants for the fiscal year ending December 31, 1998 and the shareholders are being asked to ratify such appointment. Representatives of KPMG Peat Marwick LLP will be present at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

    All services provided to the Company and the Bank by KPMG Peat Marwick LLP were approved in advance or ratified by the Company's and Bank's Boards of Directors, and the possible effect on the independence of KPMG Peat Marwick LLP by rendering such services was considered. All professional services rendered by KPMG Peat Marwick LLP during 1997 were furnished at customary rates and terms.

    The affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock represented and entitled to vote at the Meeting will be required for passage of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                 OTHER BUSINESS

    Management knows of no other business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors.

                           PROPOSALS OF SHAREHOLDERS

    The 1999 Annual Meeting of Shareholders will be held on or about April 27, 1999. Proposals of shareholders intended to be presented at the 1999 Annual Meeting must be received by the Secretary of the Company, Post Office Box 3590, Honolulu, Hawaii 96811, no later than November 25, 1998.

    SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 BY WRITING TO AUSTIN Y. IMAMURA, VICE PRESIDENT AND SECRETARY, CPB INC., POST OFFICE BOX 3590, HONOLULU, HAWAII 96811.

Dated: March 25, 1998                    CPB INC.

                                         [SIGNED]
                                         Joichi Saito
                                         Chairman of the Board and
                                         Chief Executive Officer

                                       CPB INC.


                            ANNUAL MEETING OF SHAREHOLDERS

                              TO BE HELD APRIL 21, 1998


             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholders of CPB Inc. (the "Company") hereby nominate, constitute and appoint Messrs. Paul Devens, Naoaki Shibuya and Austin Y. Imamura, or any one of them, each with full power of substitution, as the lawful attorneys, agents and proxies of the undersigned, for the Annual Meeting of Shareholders of CPB Inc. (the "Annual Meeting") to be held on the third floor of the Central Pacific Plaza Building, 220 South King Street, Honolulu, Hawaii 96813, on Tuesday, April 21, 1998 at 10:00 a.m., Hawaii time, and at any and all adjournments thereof, to represent the undersigned and to cast all votes to which the undersigned would be entitled to cast if personally present, as follows:

                IMPORTANT: CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

     This proxy will be voted "FOR" the election of all nominees unless authority to do so is withheld for all nominees or for any other nominee.
Unless "AGAINST" or "ABSTAIN" is indicated, this proxy will be voted "FOR" approval of the appointment of KPMG Peat Marwick LLP as the Company's independent accountants. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.




--------------------------------------------------------------------------------
                               - FOLD AND DETACH HERE -

                                                                                                                   Please mark
                                                                                                                   your votes as
                                                                                                                   indicated in
                                                                                                                   this example
                                        FOR ALL NOMINEES     WITHHOLD AUTHORITY
                                      (EXCEPT AS INDICATED    TO VOTE FOR ALL
                                         TO THE CONTRARY)     NOMINEES LISTED
1.  ELECTION OF DIRECTORS.
    Class 1, Term will expire in 2001.         / /                  / /


Nominees:  Dennis I. Hirota, Shunichi Okuyama and Joichi Saito

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


-----------------------------------------------------------------------

                                                                            FOR     AGAINST     ABSTAIN
2.  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS.
    To ratify the appointment of KPMG Peat Marwick LLP as the Company's     / /       / /         / /
    independent accountants for fiscal year ending December 31, 1998.

3.  OTHER BUSINESS.  In their discretion, the Proxy Holders are authorized to transact such other business as may properly come before the meeting and any and all adjournments thereof.  The Board of
    Directors at present knows of no other business to be presented at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the election of all nominees for director and "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent accountants. If any other business is properly presented at such meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors.

The undersigned hereby ratifies and confirms all that said attorneys and Proxy
Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.


Date:                    , 1998
     --------------------

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Signature

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Signature if held jointly


Please date this Proxy and sign above as your name(s) appear(s) on this Proxy.  Joint owners should each sign personally.  Corporate proxies should be signed by an authorized officer.  Partnership proxies should be signed by an authorized partner.  Personal representatives, executors, administrators, trustees or guardians should give their full titles.
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